Exhibit 10.8
CONTRIBUTION, CONVEYANCE AND
ASSUMPTION AGREEMENT
BY AND AMONG
ENTERPRISE PRODUCTS OPERATING L.P.
ENTERPRISE PRODUCTS OLPGP, INC.
ENTERPRISE PRODUCTS TEXAS OPERATING, L.P.
AND
MONT BELVIEU CAVERNS, LLC

TABLE OF CONTENTS

ARTICLE I DEFINITIONS; RECORDATION		1
1.1	Definitions	1
1.2	Schedules	3

ARTICLE II THE CONVEYANCE		3
2.1	Contribution and Conveyance of the Mont Belvieu Assets by EP Texas to MBLLC	3
2.2	Distribution of MBLLC Interests	3
2.3	EPOLP Contribution of Mont Belvieu North Assets to MBLLC	4
2.4	Specific Conveyances	4
2.5	Excluded Assets	4

ARTICLE III ASSUMPTION OF CERTAIN LIABILITIES		4
3.1	Assumption of Mont Belvieu Asset Liabilities by MBLLC	4
3.2	General Provisions Relating to Assumption of Liabilities	4

ARTICLE IV TITLE MATTERS		5
4.1	Encumbrances	5
4.2	Disclaimer of Warranties; Subrogation; Waiver	5

ARTICLE V FURTHER ASSURANCES		7
5.1	Further Assurances	7
5.2	Other Assurances	7

ARTICLE VI POWER OF ATTORNEY		8
6.1	EP Texas	8
6.2	EPOLP	8

ARTICLE VII MISCELLANEOUS		8
7.1	Order of Completion of Transactions	8
7.2	Consents; Restriction on Assignment	9
7.3	Costs	9
7.4	Headings; References; Interpretation	9
7.5	Successors and Assigns	10
7.6	No Third Party Rights	10
7.7	Counterparts	10
7.8	Governing Law	10
7.9	Severability	10
7.10	Deed; Bill of Sale; Assignment	10
7.11	Amendment or Modification	10
7.12	Integration	10
-i-

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of ___, 2007 (this “Agreement”), is entered into by and among ENTERPRISE PRODUCTS OPERATING L.P., a Delaware limited partnership (“EPOLP”), ENTERPRISE PRODUCTS OLPGP, INC., a Delaware corporation (“EPOLPGP”), ENTERPRISE PRODUCTS TEXAS OPERATING L.P., a Delaware limited partnership (“EP Texas”), and MONT BELVIEU CAVERNS, LLC, a Delaware limited liability company (“MBLLC”). The foregoing shall be referred to individually as a “Party” and collectively as the “Parties.” Certain capitalized terms used are defined in ARTICLE I hereof.
RECITALS
1.	WHEREAS, Enterprise Products OLPGP, Inc., a Delaware corporation (“EPOLPGP”), as general partner, and EPOLP, as limited partner, formed Mont Belvieu Caverns, L.P. (“MBLP”) pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purpose of owning and operating certain storage assets and related facilities;

2.	WHEREAS, EPOLPGP and EPOLP filed the necessary certificates and documents, under the terms of the applicable laws of the State of Delaware and under the Delaware LP Act and the Delaware Limited Liability Company Act (the “Delaware LLC Act”), pursuant to which MBLP was converted into a Delaware limited liability company named MBLLC;

3.	WHEREAS, EP Texas will convey the MBLLC East/West Assets (as defined herein) to MBLLC as a capital contribution with MBLLC assuming the Mont Belvieu East/West Asset Liabilities (as defined herein);

4.	WHEREAS, EP Texas will distribute its membership interest in MBLLC to EPOLPGP (1%) and EPOLP (99%); and

5.	WHEREAS, EPOLP will contribute the Mont Belvieu North Assets (as defined herein) to MBLLC with MBLLC assuming the Mont Belvieu North Liabilities (as defined herein) in exchange for the continuation of its 99.999% membership interest.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE I
DEFINITIONS; RECORDATION
     1.1 Definitions. The following capitalized terms have the meanings given below.
     “Agreement” has the meaning assigned to such term in the first paragraph of this Agreement.

     “Delaware LLC Act” has the meaning assigned to such term in the second recital of this Agreement.
     “Delaware LP Act” has the meaning assigned to such term in the first recital of this Agreement.
     “Effective Date” means ___, 2007.
     “Effective Time” means the time when the transactions contemplated by Article II hereof have been consummated.
     “EPOLP” has the meaning assigned to such term in the first paragraph of this Agreement.
     “EPOLPGP” has the meaning assigned to such term in the first recital of this Agreement.
     “EP Texas” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Excluded Assets” has the meaning assigned to such term in Section 2.5.
     “Excluded Liabilities” has the meaning assigned to such term in Section 3.2.
     “Laws” means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.
     “Mont Belvieu Asset Liabilities” shall mean all liabilities and obligations relating to the Mont Belvieu Assets. The Mont Belvieu Asset Liabilities shall not include the Excluded Liabilities.
     “Mont Belvieu Assets” means the Mont Belvieu East/West Assets and the Mont Belvieu North Assets, collectively.
     “Mont Belvieu East/West Assets” has the meaning assigned to such term in Section 2.1.
     “Mont Belvieu East/West Liabilities” shall mean all liabilities and obligations relating to the Mont Belvieu East/West Assets.
     “Mont Belvieu North Assets” has the meaning assigned to such term in Section 2.3.
     “Mont Belvieu North Liabilities” shall mean all liabilities and obligations relating to the Mont Belvieu North Assets.
     “MBLLC” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Party and Parties” have the meanings assigned to such terms in the first paragraph of this Agreement.

     “Registration Statement” means the registration statement on Form S-1 (File No. 333-138371) filed by Duncan Energy Partners L.P.
     “Restriction” has the meaning assigned to such term in Section 7.2.
     “Restriction Asset” has the meaning assigned to such term in Section 7.2.
     “Specific Conveyances” has the meaning assigned to such term in Section 2.4.
     1.2 Schedules. The following schedules are attached hereto:
(a)	Schedule 2.1 — List of Mont Belvieu East/West Assets

(b)	Schedule 2.3 — List of Mont Belvieu North Assets

(c)	Schedule 2.5 — List of Excluded Assets
ARTICLE II
THE CONVEYANCE
     2.1 Contribution and Conveyance of the Mont Belvieu Assets by EP Texas to MBLLC. EP Texas hereby grants, contributes, transfers, assigns and conveys to MBLLC, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to all of the assets described on Schedule 2.1 (the “Mont Belvieu East/West Assets”), and MBLLC hereby accepts the Mont Belvieu East/West Assets, as a contribution to the capital of MBLLC, in exchange for membership interests in MBLLC, subject to all matters to be contained in the instruments of conveyance covering the Mont Belvieu East/West Assets to evidence such contribution and conveyance, if any. The Mont Belvieu East/West Assets shall not include the Excluded Assets.
     TO HAVE AND TO HOLD the Mont Belvieu East/West Assets unto MBLLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance, forever.
     2.2 Distribution of MBLLC Interests. EP Texas hereby distributes, transfers and assigns all of its right, title and interest in and to its MBLLC membership interests one percent (1%) to EPOLPGP and ninety nine percent (99%) to EPOLP, respectively, and EPOLPGP and EPOLP each accept such membership interest distributed by EP Texas.
     TO HAVE TO HOLD, said membership interest in MBLP unto each of EPOLPGP and EPOLP, respectively, their successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement.

     2.3 EPOLP Contribution of Mont Belvieu North Assets to MBLLC. EPOLP hereby grants, contributes, transfers, assigns and conveys to MBLLC, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to all of the assets described on Schedule 2.3 (the “Mont Belvieu North Assets”) and MBLLC hereby accepts the Mont Belvieu North Assets as a contribution to the capital of MBLLC, in exchange for a continuation of the 99.999% membership interest held by EPOLP, subject to all matters to be contained in the instruments of conveyance covering the Mont Belvieu North Assets to evidence such contribution and conveyance, if any. The Mont Belvieu North Assets shall not include the Excluded Assets.
     To HAVE TO HOLD, the Mont Belvieu North Assets unto MBLLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance, forever.
     2.4 Specific Conveyances. To further evidence the contributions of the Mont Belvieu Assets reflected in this Agreement, EP Texas and EPOLP may have executed and delivered to MBLLC certain conveyance, assignment and bill of sale instruments (the “Specific Conveyances”). The Specific Conveyances shall evidence and perfect such contribution and conveyance made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.
     2.5 Excluded Assets. Notwithstanding anything contained in Article II to the contrary, neither EP Texas nor EPOLP shall grant, contribute, transfer, assign or convey to MBLLC (or cause to be granted, contributed, transferred, assigned or conveyed), and MBLLC shall neither assume, purchase nor acquire from EP Texas or EPOLP any of the assets described on Schedule 2.5 (collectively, the “Excluded Assets”).
ARTICLE III
ASSUMPTION OF CERTAIN LIABILITIES
     3.1 Assumption of Mont Belvieu Asset Liabilities by MBLLC. In connection with the respective contributions by EP Texas and EPOLP of the Mont Belvieu Assets to MBLLC, as set forth in Sections 2.1 and 2.3 above, MBLLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mont Belvieu Asset Liabilities, to the full extent that EP Texas or EPOLP, respectively, has been heretofore or would have been in the future obligated to pay, perform and discharge the Mont Belvieu Asset Liabilities were it not for such contributions and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mont Belvieu Asset Liabilities shall not (a) increase the obligation of MBLLC with respect to the Mont Belvieu Asset Liabilities beyond that of EP Texas or EPOLP, respectively, (b) waive any valid defense that was available to EP Texas or EPOLP, respectively, with respect to the Mont Belvieu Asset Liabilities or (c) enlarge any rights or remedies of any third party under any of the Mont Belvieu Asset Liabilities.

     3.2 General Provisions Relating to Assumption of Liabilities.
          (a) Notwithstanding any other provisions of this Agreement to the contrary, EP Texas, EPOLP and MBLLC agree that MBLLC shall not be obligated to, and shall not, assume any liabilities or obligations related to the Excluded Assets (collectively, the “Excluded Liabilities”).
          (b) Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this ARTICLE III, MBLLC shall not be deemed to have assumed, and the Mont Belvieu Assets have not been or are not being contributed subject to, any liens or security interests securing consensual indebtedness covering any of the Mont Belvieu Assets, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this ARTICLE III.
ARTICLE IV
TITLE MATTERS
     4.1 Encumbrances.
          (a) Except to the extent provided in Section 3.2 or any other document executed in connection with this Agreement, the contribution and conveyance (by operation of Law or otherwise) of the Mont Belvieu Assets as reflected in this Agreement are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the Mont Belvieu Assets and all Laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Mont Belvieu Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Mont Belvieu Assets, including, without limitation, (i) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Mont Belvieu Assets would reflect, (ii) the applicable liabilities assumed in Article III, and (iii) all matters contained in the Specific Conveyances.
          (b) To the extent that certain jurisdictions in which the Mont Belvieu Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.
     4.2 Disclaimer of Warranties; Subrogation; Waiver.
          (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE MONT BELVIEU ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE MONT BELVIEU ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES

OR OTHER MATTERS ON THE MONT BELVIEU ASSETS, (B) THE INCOME TO BE DERIVED FROM THE MONT BELVIEU ASSETS, (C) THE SUITABILITY OF THE MONT BELVIEU ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE MONT BELVIEU ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE MONT BELVIEU ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE MONT BELVIEU ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE MONT BELVIEU ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE MONT BELVIEU ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE MONT BELVIEU ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS,” “WHERE IS” CONDITION WITH ALL FAULTS, AND THE MONT BELVIEU ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE MONT BELVIEU ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT.
          (b) To the extent that certain jurisdictions in which the Mont Belvieu Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 4.2(a) immediately above shall also be applicable to the conveyances under such documents.
          (c) The contributions of the Mont Belvieu Assets made under this Agreement are made with full right of substitution and subrogation of MBLLC, and all persons claiming by, through and under MBLLC, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Mont Belvieu Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Mont Belvieu Assets.

          (d) Each of the Parties agrees that the disclaimers contained in this Section 4.2 are “conspicuous” disclaimers. Any covenants implied by statute or Law by the use of the words “grant,” “convey,” “bargain,” “sell,” “assign,” “transfer,” “deliver,” or “set over” or any of them or any other words used in this Agreement or any schedules hereto are hereby expressly disclaimed, waived or negated.
          (e) Each of the Parties hereby waives compliance with any applicable bulk sales Law or any similar Law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.
ARTICLE V
FURTHER ASSURANCES
     5.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate (a) more fully to assure that MBLLC own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in MBLLC and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Agreement.
     5.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all of the assets being contributed to MBLLC as required in connection with this Agreement. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to MBLLC were not identified and therefore are not included in the assets contributed to MBLLC. It is the express intent of the Parties that MBLLC own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to MBLLC. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to MBLLC. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.

ARTICLE VI
POWER OF ATTORNEY
     6.1 EP Texas. EP Texas hereby constitutes and appoints MBLLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of EP Texas and its successors and assigns, and for the benefit of MBLLC and its successors and assigns, to demand and receive from time to time the Mont Belvieu East/West Assets and to execute in the name of EP Texas and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of EP Texas for the benefit of MBLLC as may be appropriate, any and all proceedings at law, in equity or otherwise which MBLLC and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the Mont Belvieu East/West Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the Mont Belvieu East/West Assets, and (c) do any and all such acts and things in furtherance of this Agreement as MBLLC or its successors or assigns shall deem advisable. EP Texas hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of EP Texas or its successors or assigns or by operation of law.
     6.2 EPOLP. EPOLP hereby constitutes and appoints MBLLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of EPOLP and its successors and assigns, and for the benefit of MBLLC and its successors and assigns, to demand and receive from time to time the Mont Belvieu North Assets and to execute in the name of EPOLP and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of EPOLP for the benefit of MBLLC as may be appropriate, any and all proceedings at law, in equity or otherwise which MBLLC and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the Mont Belvieu North Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the Mont Belvieu North Assets, and (c) do any and all such acts and things in furtherance of this Agreement as MBLLC or its successors or assigns shall deem advisable. EPOLP hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of EPOLP or its successors or assigns or by operation of law.
ARTICLE VII
MISCELLANEOUS
     7.1 Order of Completion of Transactions. The transactions provided for in ARTICLE II and ARTICLE III of this Agreement shall be completed on the Effective Date in the following order:
     First, the transactions provided for in ARTICLE II shall be completed in the order set forth therein; and

     Second, the transactions provided for in ARTICLE III shall be completed in the order set forth therein.
     7.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Mont Belvieu Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of MBLLC to whom the applicable Mont Belvieu Assets were intended to be conveyed with respect to such portion of the Mont Belvieu Assets (herein called a “Restriction”), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Mont Belvieu Assets (herein called the “Restriction Asset”) pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable Law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any Party. Each of the applicable Parties that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Mont Belvieu Assets as a “Restriction Asset” shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Mont Belvieu Assets. In the event that any Restriction Asset exists, the applicable Party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable Party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other Party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable Party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable Party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time.
     7.3 Costs. MBLLC shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, MBLLC shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 7.2 to the extent such Restriction was disclosed to MBLLC on or before the Effective Date.
     7.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     7.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
     7.6 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     7.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.
     7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the Law of some other jurisdiction, wherein the interests are located, shall apply.
     7.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     7.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable Law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the Mont Belvieu Assets.
     7.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.
     7.12 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

ENTERPRISE PRODUCTS OPERATING, L.P., a Delaware limited partnership
By:
Name:
Title:

ENTERPRISE PRODUCTS OLPGP, INC., a Delaware corporation
By:
Name:
Title:

ENTERPRISE PRODUCTS TEXAS OPERATING, L.P., a Delaware limited partnership
By:
Name:
Title:

MONT BELVIEU CAVERNS, LLC, a Delaware limited liability company
By:
Name:
Title:

Signature Page to Asset Contribution Agreement

SCHEDULE 2.1
LIST OF MONT BELVIEU EAST/WEST ASSETS
     The “Mont Belvieu East/West Assets” are described below and are collectively, in whole or in part, hereinafter referred to as the “Storage Assets” or individually as a “Storage Asset”.
A.	Storage and Brine Wells. The storage and brine wells identified on Exhibit “A” to this Schedule 2.1 (collectively, the “Storage Wells”).

B.	Permits. To the extent transferable without termination, the environmental and other governmental permits, licenses, orders, franchises, and related instruments or rights relating to the ownership or operation of the Storage Assets (the “Permits”), including without limitation, those listed on Exhibit “A” to this Schedule 2.1.

C.	Pipelines. The pipelines listed on Exhibit “A” to this Schedule 2.1 (the “Pipelines”).

D.	Contracts. All contracts, leases and other agreements that relate primarily to the ownership or operation of the Storage Assets, including without limitation, those described on Exhibit “A” to this Schedule 2.1.

E.	Real Estate/Real Property Interests. The fee properties, leases, easements, interests in real estate, licenses, permits and other agreements related to the operation of the Storage Assets, including without limitation, those listed on Exhibit “A” to this Schedule 2.1.

F.	Warranties. To the extent transferable, all covenants and warranties to the extent related to the Storage Assets, express or implied (including title warranties and manufacturers’, suppliers’ and contractors’ warranties).

G.	Records. All books, records and files relating to the Storage Assets and the Mont Belvieu East/West Asset Liabilities, including, without limitation, accounting records, operating records, customer lists and information, charts, maps, surveys, drawings, prints and any physical embodiment of the intellectual property interests relating to the Storage Assets (the “Records”).

H.	Intellectual Property. All intellectual property interests identified on Exhibit “A”, including all claims for infringement and other proprietary rights associated therewith.

I.	Other Personal Property. The personal property and equipment listed on Exhibit “A”.

J.	Other Assets. All cash, cash equivalents, accounts receivable, notes receivable, other rights to receive payment and cash receipts arising from the ownership or operation of the Storage Assets and attributable to revenue recognized after the Effective Time.
Schedule 2.1

EXHIBIT “A” TO SCHEDULE 2.1
MONT BELVIEU EAST/WEST ASSETS
Exhibit “A” to Schedule 2.1

SCHEDULE 2.3
LIST OF MONT BELVIEU NORTH ASSETS
     The “Mont Belvieu North Assets” are described below and are collectively, in whole or in part referred to as the “Storage Assets” or individually as a “Storage Asset”.
A.	Storage and Brine Wells. The storage and brine wells identified on Exhibit “A” to this Schedule 2.3 (collectively, the “Storage Wells”).

B.	Permits. To the extent transferable without termination, the environmental and other governmental permits, licenses, orders, franchises, and related instruments or rights relating to the ownership or operation of the Storage Assets (the “Permits”), including without limitation, those listed on Exhibit “A” to this Schedule 2.3.

C.	Pipelines. The pipelines listed on Exhibit “A” to this Schedule 2.3 (the “Pipelines”).

D.	Contracts. All contracts, leases and other agreements that relate primarily to the ownership or operation of the Storage Assets, including without limitation, those described on Exhibit “A” to this Schedule 2.3.

E.	Real Estate/Real Property Interests. The fee properties, leases, easements, interests in real estate, licenses, permits and other agreements related to the operation of the Storage Assets, including without limitation, those listed on Exhibit “A” to this Schedule 2.3.

F.	Warranties. To the extent transferable, all covenants and warranties to the extent related to the Storage Assets, express or implied (including title warranties and manufacturers’, suppliers’ and contractors’ warranties).

G.	Records. All books, records and files relating to the Storage Assets and the Mont Belvieu East/West Asset Liabilities, including, without limitation, accounting records, operating records, customer lists and information, charts, maps, surveys, drawings, prints and any physical embodiment of the intellectual property interests relating to the Storage Assets (the “Records”).

H.	Intellectual Property. All intellectual property interests identified on Exhibit “A”, including all claims for infringement and other proprietary rights associated therewith.

I.	Other Personal Property. The personal property and equipment listed on Exhibit “A”.

J.	Other Assets. All cash, cash equivalents, accounts receivable, notes receivable, other rights to receive payment and cash receipts arising from the ownership or operation of the Storage Assets and attributable to revenue recognized after the Effective Time.
Schedule 2.3

EXHIBIT “A” TO SCHEDULE 2.3
MONT BELVIEU NORTH ASSETS
Exhibit “A” to Schedule 2.3

SCHEDULE 2.5
LIST OF EXCLUDED ASSETS
     [TO COME]
Schedule 2.5